UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 21, 2013

CENTURY NEXT FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Louisiana	000-54133	27-2851432
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

505 North Vienna Street, Ruston, Louisiana 71270
(Address of Principal Executive Offices) (Zip Code)

(318) 255-3733
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 21, 2013, Century Next Financial Corporation (the "Company"), reported its results of operations for the year ended December 31, 2012.

For additional information, reference is made to the Company's press release dated February 21, 2013, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

The following exhibits are filed herein:

Exhibit Number                                 Description
        99.1                                           Press release, dated February 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY NEXT FINANCIAL CORPORATION

Date: February 21, 2013	By:	/s/ Mark A. Taylor
Mark A. Taylor, CPA
Senior Vice President and Chief Financial Officer